Exhibit 10.1
FORM OF
FIRST AMENDMENT TO
O’CHARLEY’S INC.
EXECUTIVE EMPLOYMENT AGREEMENT
(the “Amendment”)
O’CHARLEY’S INC.
(the “Company”)
and

(“Executive”)
January 12, 2009
BACKGROUND
A.	Executive is currently employed as the Company’s and is party to that certain O’Charley’s Inc. Executive Employment Agreement dated as of November 6, 2007 by and between the Company and Executive (the “Agreement”).
B.	The Company and Executive desire to amend the Agreement to address the matters set forth below.
     NOW, THEREFORE, the Company and the Executive hereby amend the Agreement as follows:
     Section 1. Section 1.3 of Article I of the Agreement is hereby amended to provide that the defined term “Initial Term” shall mean August 29, 2011.
     Section 2. Section 3.2(a)(i) of Article III of the Agreement is hereby deleted in its entirety and replaced with the following:
          “(i) continued monthly payments, in accordance with the Company’s regular payroll practices, for a period of twelve (12) months after the date of termination equal to the sum of (1) one-twelfth (1/12) of Executive’s Base Salary, and (2) one-twelfth (1/12) of the greater of Executive’s target annual bonus for the fiscal year in which the date of termination occurs, or the Executive’s target annual bonus for the 2008 fiscal year;”
     Section 3. Effect of Amendment. Except as and to the extent expressly modified by this Amendment, the Agreement shall remain in full force and effect in all respects.
     Section 4. Counterparts. This Amendment may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     Section 5. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Tennessee, without regard to its conflict of laws rules.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

O’CHARLEY’S INC.
By:
Name:
Title:

EXECUTIVE

Name:
Title